UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)            February 22, 2006

TELLABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9692	36-3831568
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Tellabs Center, 1415 W. Diehl Road, Naperville, Illinois		60563
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 798-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.04 Temporary Suspension of Trading under Registrant’s Employee Benefits Plans

On February 22, 2006, the Registrant received notice from its plan administrator of an upcoming black-out period affecting the Tellabs Profit Sharing and Savings Plan and the Tellabs Retirement Plan (“Plans”).  The Administrative Committee of the Plans notified Tellabs Board of Directors and Section 16 Officers that they would be unable to trade the Registrant’s securities during the upcoming black-out period.  The letter sent by the Administrative Committee of the Plans to the Directors and Section 16 Officers on February 24, 2006, regarding the black-out period is furnished herewith as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELLABS, INC.
(Registrant)

/s/ James A. Dite

James A. Dite Vice President and Controller (Principal Accounting Officer and duly authorized officer)

February 28, 2006
(Date)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter to the Directors and Section 16 Officers of Tellabs, Inc.